Exhibit 10.73
FIRST AMENDMENT
TO
SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT
This FIRST AMENDMENT TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into and effective as of March 12, 2010, between Star Scientific, Inc., a Delaware corporation (the “Company”), and the investor set forth on Schedule I hereto (the “Investor”).
WITNESSETH:
WHEREAS, the parties hereto are parties to Securities Purchase and Registration Rights Agreement, dated as of March 9, 2010 (the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement, as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (all capitalized terms used but not defined herein shall have the meanings specified in the Agreement):
1. Amendments to the Purchase Agreement.
Schedule I of the Agreement is hereby amended and restated with respect to the Investor as follows:
SCHEDULE OF INVESTORS

			Per Unit Price
			and
Name and Address	Shares	Warrants	Aggregate Purchase Price
John McKeon	1,754,385	1,754,385	$1.14 per Unit for $2,000,000
2. Effectiveness of Amendment Upon the execution and delivery hereof, the Agreement shall thereupon be deemed to be amended and/or restated as hereinabove set forth as fully and with the same effect as if the amendments and/or restatements made hereby were originally set forth in the Agreement, and this Amendment and the Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments and/or restatements shall not operate so as to render invalid or improper any action heretofore taken under the Agreement.
3. General Provisions.
3.1. Miscellaneous. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. This Amendment may be executed by facsimile signature.
3.2 Agreement in Effect. Except as specifically provided for in this Amendment, the Agreement shall remain unmodified and in full force and effect.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

STAR SCIENTIFIC, INC.
By:	/s/ Paul L. Perito
	Name:	Paul L. Perito
	Title:	Chairman, President and Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

John McKeon
By:	/s/ John McKeon